UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2012

Item 1. Report to Stockholders.

Annual Report

November 30, 2012

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	10
Sector Allocation	13
Historical Performance	14
Schedule of Investments	15
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Expense Example	31
Approval of Investment Advisory Agreement	33
Trustees and Executive Officers	36
Additional Information	39
Privacy Notice	40

GoodHaven Fund

PERFORMANCE FOR THE PERIOD 12/1/2011 – 11/30/2012

The GoodHaven Fund	+17.08%
S&P 500 Index (with dividends reinvested)	+16.13%

PERFORMANCE SINCE INCEPTION 4/8/2011 – 11/30/2012

The GoodHaven Fund	+20.12%
S&P 500 Index (with dividends reinvested)	+10.56%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.  The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

December 23, 2012

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

We are pleased to report that the Fund gained more than 17% for the fiscal year ended November 30, 2012 and outperformed the S&P 500 with dividends reinvested for the period.  Since inception and through November 30, we have almost doubled the performance of the S&P 500 and have generated good absolute and relative returns compared to most while holding sizeable cash reserves.1

We’d like to thank our existing shareholders for their confidence and tell our new shareholders “Welcome Aboard!”  The Fund is on a long-term voyage with a goal to earn the highest rates of return consistent with avoiding permanent loss of capital.  As significant fellow shareholders, both of us are working hard to generate profitable ideas and earn your trust.  And while we try to limit the length of these letters, a proper review of a year in which much happened requires more than a few simple platitudes – you should be informed to the point that we would want if our roles were reversed.

Our good start since inception has come during a time when many investors have fared poorly.  While we cannot predict future results, one of us likes to say that we are a relatively new Fund from some not-so-new guys.  In other words, we think our decades of investing experience contributed to recent performance and will help us to identify future investments.  Over time, we need to find just a few good ones to make a difference for shareholders.
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1
Our roughly 20% cash position (on average over the last twelve months) was a significant drag, given near-zero percent yields on cash.  Nevertheless, liquidity is a bonus – allowing us to be opportunistic, to meet unanticipated redemptions without forced selling, and to comfort shareholders that we have flexibility under stressed conditions.

GoodHaven Fund

Although we frequently debate macroeconomic risks, we do not select investments based on macro predictions and generally assume that conditions over the next couple of years will not be much better or worse than today.  More importantly, we try to maximize a margin of safety – or the discount from intrinsic value at which you can buy a security.  Properly identified, a large margin of safety usually provides insurance against unexpected and adverse developments in the world and is much more important than trying to predict the future.

That said, we are not blind to the world around us and do have a few thoughts about the state of markets.  The financial world remains a minefield with too much debt that still needs to be restructured, defaulted, or inflated away, even as there is slow improvement taking place.2  Since the beginning of the crisis in 2008, many investors have run into the sheltering arms of individual bonds and fixed-income funds (with no maturity date) as interest rates plummeted and bond prices rose.  This fixed-income infatuation is probably nearing a peak after a 30-year run of declining yields.  We think most long-dated bonds are likely to underperform in coming years and could be truly wealth destroying if interest rates rise quickly.

In our 2012 Semi-Annual Report to Shareholders, we likened the Federal Reserve’s “quantitative easing” and zero interest rate programs to drugs being pushed on the economy.  The longer they are administered in greater doses to lesser effect, the more likely the withdrawal will be painful.  While we are not predicting an imminent economic collapse – and do not believe it pays to be overly negative about the world generally – we see a number of unintended and adverse consequences from these programs and believe policy should be normalized soon or we will eventually face the risk of a budget or currency crisis.3

A recent Financial Times article reported that more hedge funds will be using fixed income strategies than investing in stocks for the first time since hedge fund statistics have been tracked.  Many hedge funds specializing in stocks have also been dogged by high fees and poor returns in the last few years.  In addition, retail investors have been consistently withdrawing money from equity mutual funds for the last two years or more.  When combined with the liquidity washing around financial markets and less-than-extreme valuations, this general negativity could be a

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2
Being willing to husband liquidity when bargains are few and use it aggressively when fear is rampant is an important part of good portfolio management.  We’d rather try to position ourselves to react to events than to predict them.

3
For an excellent discussion of the risks created by an extended policy of quantitative easing, see Ultra Easy Monetary Policy and the Law of Unintended Consequences by William R. White.  August 2012.  http://www.dallasfed.org/assets/documents/institute/wpapers/2012/0126.pdf – The bottom line:  there is no free lunch, even when you are a central bank with a printing press.

GoodHaven Fund

near-term positive for many common stocks.  But offsetting the current ocean of cash is a slow growth environment in much of the world, a dysfunctional U.S. Congress that appears unwilling or unable to moderate extraordinary spending, and an administration which appears to want sharply higher taxes on investments and investment income.

As we write, there is no agreement yet on the ridiculously named “fiscal cliff.”  Our views here are more common sense than insightful: for a few decades, the eyes of the Congress have been far larger than its fiscal stomach and our representatives have promised benefits that we, as a society, are unable to pay without confiscatory taxation.  It seems obvious that some sort of increase in taxes must be combined with a meaningful decrease in out-year spending in order to bring the government’s finances back into a rough balance.4

The longer the government continues to issue mountains of debt at very low rates of interest, the bigger the problem becomes when interest rates eventually rise.5  Our hope is that rational thought prevails and our representatives get control of government finances just as we must all control our individual checkbooks and bank accounts or suffer bankruptcy.  However, while a compromise could provide a boost to investor confidence in 2013, there is no guarantee that a reasonable agreement will occur.  Wishing for a rational outcome is not the same as getting one.

Before addressing the Fund’s portfolio and for the benefit of our newer shareholders, here are a few reminders about how we search out investments.  First and foremost, we are risk averse.  The Fund operates with no financial leverage (unlike many hedge funds) and we are generally wary of too much leverage in our investee companies.  Secondly, we are drawn to look at companies and industries under a cloud – although stress by itself is not a sufficient reason to invest.  That  usually means looking at stock prices that are depressed, rather than those making new highs.  Markets and specific securities often, but not always, regress to the mean.  Thirdly, we prefer good businesses with accomplished owners and capital allocators at the helm, and the Fund owns a number of these today.

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4
The media have done a poor job of educating the public about how and where our government plans to spend the tax revenue it raises from all of us.  For example, widely touted “spending cuts” are often just reductions in planned spending increases that do not reduce baseline amounts at all.  The “Newspeak” of George Orwell’s novel 1984 (originally published in 1949) has become commonplace.

5
This is not an issue of opinion, but one of math.  Japan has held interest rates near zero and financed deficit spending with increased debt for almost twenty years.  The current Japanese budget calls for spending about ¥90.3 trillion, of which about ¥22 trillion is interest on nearly ¥1,000 trillion in debt (a large figure, even denominated in yen).  If the average interest rate paid on debt climbed by 2%, debt service costs would essentially equal all current tax receipts and the entire remaining budget would be financed through new borrowing and deficit spending.  Even the most fervent Keynesian would have difficulty explaining why ownership of long-dated low-coupon Japanese government debt makes any sense – or why we should be emulating Japan.

GoodHaven Fund

However, we want to cast a wide net for potential investments and will pursue other value-based strategies if one or more of our primary criteria are missing.  If there are no haddock to be found, we’re happy to bait our hooks for fluke.  You should also understand that we have no interest in transacting if there seems to be nothing sensible to do – we are patient and expect our turnover to be relatively low.  The Fund has no mandate to be fully invested and we may hold cash while waiting for situations we believe we understand.  Warren Buffett called it staying within “a circle of competence” and some situations, no matter how appealing on the surface, may be too hard to understand or just outside of our knowledge base.6

Charles Munger, Vice Chairman of Berkshire Hathaway, once said, “All I want to know is where I’m going to die so I’ll never go there.”  In that spirit, we always try to answer the question: “How can an investment be destroyed?”  Leverage is certainly one way, but it is also critical to try to understand competitive dynamics by talking to customers, suppliers, and others who interact on a day-to-day basis.  Part of our methodology is to constantly question our assumptions about a business and to examine contrary opinions for relevance and truthfulness.  As no investment manager is perfect, you can be assured that we will make mistakes – a big part of our job is to avoid denial of the facts and to catch mistakes before they become large enough to be truly painful.

Patience also helps us to perform.  We are trying to attract like-minded investors who understand that good performance generally comes from avoiding large losses and having the patience to allow a strategy to unfold.  Overly influenced by a crush of breathless media reports, too many people have lost the ability to see that investing (as opposed to speculating) is a multi-year process where instant gratification is rare.  We want shareholder/partners who do not flee at the first sign of volatility and understand that with upset usually comes opportunity.

If we do our job well, we expect to generate attractive returns over time when compared to most alternatives, although results will usually be lumpy.  You should measure our behavior not just by our profits, but also by our willingness to stick with strategies and disciplines even during inevitable times of relative weakness.  In short, it’s not enough to talk the talk; you also have to walk the walk, especially when it’s not easy to do so.

Our current portfolio is a mix of large and small companies and not too different from our last report (generally, we want to think like a rushing stream, but act like a glacier).  The Fund owns several companies we believe would be more valuable in a

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6
An example has been our unwillingness to invest in large financial entities with opaque balance sheets.  Being unable to predict financially important legal outcomes or how huge books of derivative contracts will behave under stress, we have stayed away even though there is a chance that some will be significant moneymakers.

GoodHaven Fund

higher interest rate environment, either due to large cash balances, a float component, or other qualities.  Higher rates are not necessary to make money in these securities but we welcome those characteristics.  Overall, we were pleased with the business progress of our investments in a tough economy.  During the year, a few of our companies saw significant stock price increases, one reasonably sized position declined meaningfully, and there was an assortment of more modest changes.

It has become something of a tradition in our firm to discuss first those investments that performed poorly or below expectations.  You should get a chance to evaluate what we believe we got wrong (if anything) before we get to crow about what we did right.  Our most significant loser this year has been Hewlett-Packard, whose stock price declined roughly 54% from November 30, 2011 through November 30, 2012.  Worth noting is that most of our purchases came after earlier declines and after HP stock had declined by roughly 60% over the last couple of years.  However, that we have a significantly smaller mark-to-market loss than last year’s decline is hardly a cause for celebration.  Our purchase decisions are focused on trying to buy bargains, but what appears inexpensive today can look far more inexpensive tomorrow.  In hindsight, the timing of our HP purchases could have been better.

Also looking backward, we probably should have been more cautious following HP’s purchase of Autonomy in the summer of 2011.  At the time, we believed that HP had paid roughly double what we estimated Autonomy to be worth under realistic circumstances, even noting in our 2012 Semi-Annual Report that we expected a write-down of acquired assets.  We are generally not in the business of owning companies whose managers have destroyed capital.  However our negativity about the transaction was ameliorated after the company booted the people directly responsible and new top leadership eschewed further large deals and committed to focus on customer relations, research, and new product development.  Although current CEO Meg Whitman’s policies seem sensible, we recognize that restoring credibility and altering the course of a large ship is not a short-term process.

Given prior turmoil and recent product shifts, many feel that HP resembles a dinosaur on an evolutionary path to extinction.  But sometimes life does imitate art.  There is a Monty Python skit where a man keeps saying, “I’m not dead yet!” as two others attempt to cart him away.7  HP is still generating very significant cash flows in relation to its market capitalization and has an enormous customer base.  A large price decline combined with significant cash flows often spells opportunity.  HP is not even remotely close to expiring.

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7
This famous skit is from the defunct British comedy troupe Monty Python.  The troupe’s “Holy Grail” film is set during the time of the black plague of the Middle Ages.  In one scene, citizens are urged to “bring out your dead” so they can be carted away.  One man is carrying another as if he has already expired, but the supposedly dead man keeps piping up, saying “I’m not dead yet!”

GoodHaven Fund

Despite material challenges, HP is an iconic technology company that sells more than $450 million of products and services each and every business day of the year.  It is a leading provider of personal computers, printers, networking equipment, and data processing services (including cloud and advanced security services).  Operating in nearly 170 countries, HP still has a strong base in large enterprises where changes occur more slowly and deliberately, where there are fewer large scale solution providers, and where customers demand significant technical resources.  There are far more than one billion personal computers and printers extant, and over time most will require upgrade or replacement, notwithstanding the advent of tablet computing and reduced printing by individuals.  The same goes for other hardware.  Replacement markets are sizeable and HP and others will sell many new products in the next few years.

In highly competitive markets and with slow growth in many areas, we do not expect a quick turnaround or easy solutions.  Yet as long as HP focuses on customers and continues to generate billions of dollars of pre-tax operating cash flow per year, there is little risk at current levels.  HP’s current price – about five or six times estimated cash earnings with a dividend yield of about 3.7% – indicates that most expect a sharp decline in cash flow, something our research suggests is unlikely.  Nevertheless, we continue digging to ensure we are not missing critical elements that would cause us to reevaluate.  If the business stabilizes as we expect, significant profit seems likely.  A resumption of modest growth should result in large gains.  The bad news so far is that this investment materially reduced performance this past year; the good news is we are starting the coming year from a much lower price.

Barrick Gold and Systemax were our other material decliners for the fiscal year, but losses were modest.  Barrick’s new CEO is clearly focused on shareholder returns after the company’s stock price suffered from higher costs on new projects and Systemax paid a special dividend despite tough industry conditions and profits well below what should be achievable over time.  Other companies that paid special dividends to avoid a potentially huge jump in the 2013 dividend tax rate included Spectrum Brands, Federated, Sears Canada, and Seacor – and these sorts of things happen when you have strong balance sheets, good cash flows, and owner/managers who behave rationally for shareholders.8  A couple of our big winners have declined in recent weeks, perhaps driven by tax issues relating to the increase in capital gains tax rates that will take effect January 1, 2013 if no fiscal cliff agreement is reached.

Ordered by the amount of dollar profit, Spectrum Brands provided the Fund’s largest gain, followed by Walter Investment Management, Jefferies, Sprint, Federated, and Google.  At both Spectrum and Walter, accretive acquisitions increased intrinsic value significantly, so even though both share prices rose substantially (71% and 89%

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8	Other portfolio companies were fully capable of paying an extraordinary dividend but chose not to. Among these were Google, Microsoft, and Berkshire.

GoodHaven Fund

for the fiscal year, respectively), we still think there is significant value left.  Jefferies and Sprint became acquisition targets as Jefferies agreed to merge with Leucadia and Softbank entered into a deal to buy a majority interest in Sprint.  Federated continues to perform despite regulatory pressure and depressed results in its money-fund business.  Google remains a tough competitor and prodigious cash generator that has appreciated materially since our initial purchase.

Walter Investment Management is a good example of how we invest.  Formerly a mortgage real estate investment trust (REIT) paying out most of its cash flow to shareholders, Walter agreed to buy Green Tree Credit Solutions in March 2011 from a private equity seller.  In short order, the company changed its charter from a REIT to a corporation and eliminated its large dividend, which was based on cash flows from mortgage servicing and loans.  Predictably, the elimination of a large dividend resulted in a panic by shareholders whose primary reason for owning the security was yield.  We looked instead to try to understand why Walter thought the loan-servicing business was so attractive as to take on a meaningful amount of debt and risk disrupting its prior business model.  What we discovered was eye-opening.

At the end of the year prior to acquisition, the pro-forma combination of Walter/Green Tree was servicing approximately $37 billion in loan balances outstanding.  By year-end 2011, the amount had climbed to more than $80 billion.  By year end 2012, it may climb somewhere close to $135 billion – and we expect there is more to come.9  What the management of Walter spotted and which we quickly realized was that the nature of the loan servicing business had changed – large banks and government agencies had determined that it was desirable (for a host of reasons) to outsource loan servicing, particularly for troubled borrowers or those more likely to end up defaulting on loans.  Back in 2010, the mortgage market in the U.S. was more than $10 trillion – an enormous amount.  The opportunity to capture outsourced servicing business was also enormous, with just a handful of companies capable of taking on large amounts of business.  One of these was Walter/Green Tree.

To take advantage of an unusual opportunity, we bought not only common stock, but also high-yielding second lien bank debt (a senior security used to help finance the Green Tree acquisition), which was recently paid off about three years ahead of schedule.  Given the right prospective returns, debt can offer equity-like returns with far greater security.  So not only did our investment in the common stock double in price, we also earned an annualized return of roughly 19% per annum during our holding period for Walter bank debt with far less risk.  Because of the company’s leverage at the time of purchase, we did not overly concentrate our total investment even though we believed the situation unusually attractive.  We stuck to our risk parameters, giving up some potential profit, but also comforting us that any downside was tolerable.  We would do so again in a heartbeat.

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9	Subsequent to the drafting of this letter, Walter announced its agreement to acquire roughly $90 billion of mortgage servicing rights from Bank of America.

GoodHaven Fund

In October, Softbank of Japan announced a deal to acquire a majority of Sprint for much more than we paid – and the deal may have materially changed the nature of our investment.  As a reminder, we were intrigued by Sprint, given improving customer metrics, products that people love and consider essential, the potential to increase margins, and a highly depressed stock price.  However, because we thought Sprint’s heavy debt load represented a material risk, we kept the position small.  Although the Softbank deal has already added liquidity, consummation of the balance of the transaction should result in a stronger balance sheet and a more competitive enterprise.  Sprint is a good example of how a modest-sized investment can move the needle if the price is enough of a bargain.

Late in the year, Jefferies agreed to merge with Leucadia National at a significant premium to our cost – a deal we believe will provide further value to our shareholders over time.  We have discussed our investment in Jefferies in prior reports.  One of us first acquired shares of Leucadia in 1988 and management has built an extraordinary record of capital allocation and shareholder profit during their tenure.  As the deal calls for us to receive shares of Leucadia in exchange for our shares of Jefferies, we remain comfortable with our investment.

In this report, we also disclosed investments in two natural gas producers.  Although we did not report these positions promptly after purchase,10 we opportunistically invested in Birchcliff Energy Ltd. and Exco Resources, Inc. in early 2012.  At the time, the stock prices of many explorers and producers of natural gas had collapsed when gas prices plummeted below $2 per thousand cubic feet (mcf).  We held back disclosure as we thought we might get a chance to buy debt or more equity at highly distressed prices and did not want to create unnecessary competition.

Both companies have significant owners with access to large financial resources, significant reserves in relation to our purchase price, and both were the subject of previously failed acquisition attempts at prices far above our cost.  For a variety of reasons, not least of which was the enormous energy differential between oil and gas, we thought that gas prices were likely to stabilize over time at higher prices.  Although we have no ironclad views on the long-term price of natural gas, prices have now recovered to close to $4 per mcf on the forward curve, confirming a significant margin of safety on our purchases.

We are pleased with our first two years of operation and hope you are as well.  Although we expect and plan for occasional bouts of volatility and fully understand

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10
The Fund may choose not to disclose investments under the following conditions:  the investments have not been disclosed previously, they have been held for less than a year, and the aggregate of such positions does not exceed 5% of the Fund’s portfolio.  If all of these parameters fit, we typically take advantage of these rules.  All such investments appear in the category of Miscellaneous Securities on the Fund’s Schedule of Investments.

GoodHaven Fund

that there will be periods of both outperformance and underperformance, we remain committed to following the same strategies and investment philosophy that have helped to date.  Over time, we believe that combining a value-investing philosophy with concentrated portfolio management is a sensible and tax-efficient strategy for increasing wealth.  During the year, both of us increased our investment in the Fund and we aspire to make the journey with GoodHaven rewarding for all involved.

Respectfully submitted,

Larry Pitkowsky	Keith Trauner

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Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  It is not possible to invest directly in an index.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $24.00 on November 30, 2012, based on 9,321,714 shares outstanding.  This compares to the Fund’s NAV of $20.52 per share at November 30, 2011 and an NAV of $20.00 at inception on April 8, 2011.  Please note that except where otherwise indicated, discussions in this MD&A relate to the annual period ended November 30, 2012.  The Fund’s performance for the period December 1, 2011 to November 30, 2012 was a gain of +17.08% vs. a gain of +16.13% for the S&P 500 Index.  Since the Fund’s inception on April 8, 2011 and through November 30, 2012, the Fund’s cumulative performance is a gain of +20.12% compared to an increase for the S&P 500 Index of +10.56%.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

Shareholders should note that the portfolio managers believe short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or tax effects and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  Below is a table of the Fund’s top ten holdings and categories as of November 30, 2012.

Top 10 Holdings*	%	Top Categories**	%
Spectrum Brands Holdings Inc.	11.7%	Cash & Equivalents	21.0%
Hewlett-Packard Co.	8.3%	Consumer Products	11.7%
Walter Investment		Computers & Peripheral
Management Corp.	7.3%	Equipment	9.7%
Jefferies Group Inc.	5.8%	Computer & Internet Software	9.4%
Microsoft Corp.	5.5%	Loan Servicing	7.3%
Google Inc. – Class A	3.9%	Securities &
Berkshire Hathaway		Investment Banking	5.8%
Inc. – Class B	3.5%	Diversified Holding Companies	5.5%
Sprint Nextel Corp.	3.2%	Property/Casualty Insurance	4.3%
Barrick Gold Corp.	2.7%	Oil & Gas Exploration
Federated Investors		& Production	4.3%
Inc. – Class B	2.6%	Telecommunications	3.2%
Total	54.5%	Total	82.2%

*	Top ten holdings excludes cash, money-market funds and US Government and Agency Obligations
**	Where applicable, includes cash, money market funds and US Government and Agency Obligations

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Shareholders should note that the Fund’s assets have increased significantly since May 31, 2012 and as of late December 2012 approximated $228 million.  Further, the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above.  It is also possible that investment holdings reported as holdings at the end of any particular reporting period may no longer be owned by the Fund as of the distribution date of an annual or semi-annual report or that significant new holdings may have been purchased but which remain undisclosed.

The Fund’s investments having the most positive impact on portfolio performance for the fiscal year ended November 30, 2012 were Spectrum Brands, Walter Investment Management, Jefferies Group, Sprint, Federated Investors, Google and Birchcliff Energy.  Spectrum Brands rose as it reported higher cash flows, refinanced debt, and made a sizeable acquisition that is expected to be significantly accretive to earnings and cash flow; Walter increased as large financial entities continue to outsource significant amounts of loan servicing business and the company acquired a loan production platform from Rescap; Jefferies Group increased as it became the subject of a merger agreement with Leucadia National in a deal that appears to offer opportunities to both entities; Sprint rose as Softbank of Japan agreed to acquire a majority interest in the company at a significant premium to our purchase price; Federated rose as the risk of major regulatory changes to money-market funds appears to have diminished; Google rose as it continued to generate large cash flows and seems to have maintained its dominance in on-line advertising; and Birchcliff Energy climbed as natural gas price recovered from the panic lows of early 2012.

The Fund’s investments having the most negative impact on the portfolio performance for the fiscal year ended November 30, 2012 were Hewlett-Packard, Barrick Gold, and Systemax.  Hewlett-Packard declined amid continued concerns about the health of the personal computing and printing markets as well as a large write-down in connection with that firm’s acquisition of Autonomy, a U.K. software company; Barrick Gold declined as expenses for new projects rose faster than expected even as the price of gold continued to be fairly strong during the period; and Systemax declined amid concerns about slow sales of personal computers and consumer electronics.

Importantly, the reasons ascribed to share price movements are simply indications of what may have affected the prices of securities that the Fund owns.  However, share price volatility – both up and down – may be caused by factors such as news or corporate developments, market conditions, or be entirely unrelated to fundamental events (for example, a forced liquidation by a large institution in financial difficulty).  Shareholders should note that the managers of the Fund do not believe that a decline in a security’s price means that the security is a less attractive investment or that an increase in price automatically means that a security is more

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

attractive.  Although some price declines may represent business degradation, the opposite may be the case in that some price declines may represent significant investment opportunities as they are sometimes driven by short-term factors or emotions of market participants rather than meaningful shifts in intrinsic value.  Similarly, price increases are not always indications that a company has become more valuable.  Generally, turnover of the Fund’s portfolio remains at reasonably low levels consistent with the strategies of GoodHaven Capital Management, the Fund’s investment advisor.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings (or the equivalent) as well as in short-term fixed income investments.  Over time, we expect that the Fund’s levels of cash and equivalents may vary significantly and could be materially higher or lower than the amounts shown on the Fund’s most recent schedule of investments.  Shareholders should understand that the portfolio managers believe that a certain amount of liquidity can benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidation during periods of market stress when forced liquidations into a stressed market could impact net asset value unfavorably.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s portfolio holdings have earnings resulting from operations outside of the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively that would occur in a more diversified Fund.

As of November 30, 2012, officers, employees, and related entities of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 165,398 shares of the Fund.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR ALLOCATION at November 30, 2012 (Unaudited)

Sector	% of Net Assets

Cash & U.S. Government Securities*	21.0%
Consumer Products	11.7%
Computer Hardware & Enterprise Services	9.7%
Software & Digital Services	9.4%
Finance & Investments	8.4%
Real Estate Services	7.3%
Diversified Holdings Companies	5.5%
Retail Department Stores	4.3%
Insurance	4.3%
Energy Production & Exploration	4.3%
Telecommunications	3.2%
Mining	2.7%
Non-U.S. Investment Trust	2.4%
Waste Treatment & Disposal Services	2.3%
Marine Services	1.9%
Miscellaneous Manufacturing	1.6%
Miscellaneous Securities**	0.0%
Net Assets	100.0%

*	Represents cash and other assets in excess of liabilities.
**	Represents less than one-half of one percent.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2012

		Annualized	Value of
	One	Since inception	$10,000
	Year	(4/8/11)	(11/30/12)
GoodHaven Fund	17.08%	11.78%	$12,012
S&P 500 Index	16.13%	6.29%	$11,056

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  Returns include reinvested dividends.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2012

Shares	COMMON STOCKS – 76.6%	Value
	Computer & Internet Software – 9.4%
12,600	Google Inc. – Class A1	$8,799,462
460,000	Microsoft Corp.	12,245,200
		21,044,662
	Computers & Peripheral Equipment – 9.7%
1,435,000	Hewlett-Packard Co.	18,640,650
296,963	Systemax Inc. 1,2	3,058,719
		21,699,369
	Consumer Products – 11.7%
546,111	Spectrum Brands Holdings Inc.	26,120,489
	Discount Department Stores – 2.2%
69,150	Wal-Mart Stores Inc.	4,980,183
	Diversified Holding Companies – 5.5%
89,700	Berkshire Hathaway Inc. – Class B1	7,900,776
195,000	Leucadia National Corp.	4,319,250
		12,220,026
	Financial Services – 2.6%
290,300	Federated Investors Inc. – Class B	5,762,455
	General Building Supplies – 1.6%
164,200	Quanex Building Products Corp.	3,435,064
	Loan Servicing – 7.3%
388,648	Walter Investment Management Corp.1	16,432,037
	Marine Services & Equipment – 1.9%
47,100	SEACOR Holdings Inc.1	4,267,260
	Metals & Mining – 2.7%
173,000	Barrick Gold Corp.	5,973,690
	Oil & Gas Exploration & Production – 4.3%
580,900	Birchcliff Energy Ltd.1	4,584,744
645,242	EXCO Resources Inc.	5,007,078
		9,591,822
	Property/Casualty Insurance – 4.3%
14,417	Alleghany Corp.1	5,060,367
8,864	White Mountains Insurance Group	4,567,265
		9,627,632

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2012 (Continued)

Shares	COMMON STOCKS – 76.6% (Continued)	Value
	Retailing – 2.1%
32,508	Sears Canada Inc.	$364,891
90,900	Sears Holdings Corp.1	3,818,709
17,330	Sears Hometown & Outlet Stores Inc.1	546,415
		4,730,015
	Securities & Investment Banking – 5.8%
764,299	Jefferies Group Inc.	12,962,511
	Telecommunications – 3.2%
1,265,500	Sprint Nextel Corp.1	7,251,315
	Waste Treatment & Disposal – 2.3%
183,300	Republic Services Inc.	5,218,551
	TOTAL COMMON STOCKS
	(Cost $148,702,648)	171,317,081

	NON-U.S. INVESTMENT TRUST – 2.4%
762,123	JZ Capital Partners Limited2	5,256,568
	TOTAL NON-U.S. INVESTMENT TRUST
	(Cost $4,201,658)	5,256,568

Principal
Amount	U.S. GOVERNMENT SECURITIES – 0.5%	Value
	U.S. Treasury Notes – 0.5%
$550,000	0.750% due 3/31/13	551,203
550,000	0.500% due 5/31/13	551,053
		1,102,256
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $1,100,687)	1,102,256

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2012 (Continued)

MISCELLANEOUS SECURITIES – 0.0%3	Value
TOTAL MISCELLANEOUS SECURITIES
(Cost $485,382)	$103,000

Total Investments
(Cost $154,490,375) – 79.5%	177,778,905
Cash and Other Assets in
Excess of Liabilities – 20.5%	45,950,316
TOTAL NET ASSETS – 100.0%	$223,729,221

1	Non-income producing security.
2	A portion of these securities are considered illiquid. As of November 30, 2012, the total market value of illiquid securities was $4,651,398 or 2.1% of net assets.
3	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2012

ASSETS
Investments in securities, at value (Cost $154,490,375)	$177,778,905
Cash	46,176,957
Receivables:
Investment securities sold	237,454
Fund shares sold	604,800
Dividends and interest	127,346
Total assets	224,925,462

LIABILITIES
Payables:
Investment securities purchased	992,528
Fund shares redeemed	7,707
Management fees	160,369
Support services fees	35,637
Total liabilities	1,196,241

NET ASSETS	$223,729,221

COMPONENTS OF NET ASSETS
Paid-in capital	$198,177,511
Undistributed net investment income	1,424,484
Accumulated net realized gain on investments	838,696
Net unrealized appreciation on investments	23,288,530
Net assets	$223,729,221

Net asset value (unlimited shares authorized):
Net assets	$223,729,221
Shares of beneficial interest issued and outstanding	9,321,714
Net asset value, offering and redemption price per share	$24.00

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2012

INVESTMENT INCOME
Dividends (net of $14,445 in foreign withholding taxes)	$2,588,924
Interest	603,892
Total investment income	3,192,816

EXPENSES
Management fees	1,419,919
Support services fees	315,536
Total expenses	1,735,455
Net investment income	1,457,361

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments and foreign currency	832,133
Change in net unrealized appreciation on investments
and foreign currency	21,818,477
Net realized and unrealized gain on investments	22,650,610
Net increase in net assets resulting from operations	$24,107,971

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	November 30, 2012	November 30, 20111
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,457,361	$40,103
Net realized gain on investments
and foreign currency	832,133	23,644
Change in net unrealized
appreciation on investments	21,818,477	1,470,053
Net increase in net assets
resulting from operations	24,107,971	1,533,800

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(66,565)	—
From net realized gain on investments	(23,496)	—
Total distributions to shareholders	(90,061)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	108,813,234	89,364,277
Total increase in net assets	132,831,144	90,898,077

NET ASSETS
Beginning of year/period	90,898,077	—
End of year/period	$223,729,221	$90,898,077
Undistributed net investment income	$1,424,484	$40,279

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	November 30, 2012		November 30, 20111
	Shares	Value	Shares	Value
Shares sold	5,997,190	$133,399,077	4,716,407	$94,955,190
Shares issued in
reinvestment of
distributions	4,429	86,943	—	—
Shares redeemed (b)	(1,110,240)	(24,672,786)	(286,072)	(5,590,913)
Net increase	4,891,379	$108,813,234	4,430,335	$89,364,277

(b)	Net of redemption fees of $15,591 and $16,600, respectively.
1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Year Ended	Period Ended
November 30, 2012	November 30, 20111
Net asset value at beginning of year/period	$20.52	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income2	0.21	0.02
Net realized and unrealized gain on investments	3.29	0.49
Total from investment operations	3.50	0.51

LESS DISTRIBUTIONS
From net investment income	(0.01)	—
From net realized gain	(0.01)	—
Total distributions	(0.02)	—
Paid-in capital from redemption fees	0.00	3	0.01

Net asset value, end of year/period	$24.00	$20.52

Total Return	17.08%	2.60	%4

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year/period (millions)	$223.7	$90.9

Ratio of expenses to average net assets	1.10%	1.10	%5
Ratio of net investment income
to average net assets	0.92%	0.13	%5

Portfolio turnover rate	11%	12	%4

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.01 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2012

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having maturity of less than 60 days at the time of purchase are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2012 (Continued)

an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of November 30, 2012, the Fund did not hold fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2012 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the transfers between the levels of the Fund’s assets and liabilities.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2012. See the Schedule of Investments for industry breakouts:

	Level 1	Level 2	Level 3	Total
Common Stocks	$171,317,081	$—	$—	$171,317,081
Non-U.S.
Investment Trust	5,256,568	—	—	5,256,568
U.S. Government
Securities	—	1,102,256	—	1,102,256
Miscellaneous
Securities	—	103,000	—	103,000
Total Investments
in Securities	$176,573,649	$1,205,256	$—	$177,778,905

The Fund did not have any transfers into or out of Levels 1, 2 and 3 during the fiscal year ended November 30, 2012.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2012 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At November 30, 2012, the Fund did not have any capital loss carryovers.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Fund has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax year 2011 or expected to be taken in the Fund’s 2012 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2012 (Continued)

Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fee becomes part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities.  The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.  At November 30, 2012, the Fund held purchased call options, however, the total market value amounted to 0.0% of net assets.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2012 (Continued)

Statement of Assets and Liabilities – Market values of Derivative Instruments as of November 30, 2012:

	Statements of Assets and Liabilities Location	Market Value
Equity Contracts	Investments in securities, at value	$103,000

Statement of Operations – The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended November 30, 2012 were as follows:
Amount of Realized Gain (Loss) on Derivative Instruments Recognized in Income:

Purchased Options
Equity Contracts	$(647,434)

Change in Unrealized Appreciation (Depreciation) on Derivative Instruments Recognized in Income:

Purchased Options
Equity Contracts	$(100,790)

J.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended November 30, 2012, the following adjustments were made:

	Undistributed Net	Accumulated	Paid-in
	Investment Income	Gains/Losses	Capital
GoodHaven Fund	$(6,591)	$6,591	$ —

K.
New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2012 (Continued)

M.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were available to be issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets.  For the fiscal year ended November 30, 2012, the Fund incurred $1,419,919 in Management fees.

The Fund has also entered into a support services agreement with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.  For the fiscal year ended November 30, 2012 the Fund incurred $315,536 in Support services fees.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2012 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the fiscal year ended November 30, 2012 were as follows:

	Purchases	Sales or Maturity
	at Cost	Proceeds
All Other Securities	$99,735,922	$13,660,244
U.S. Government Securities	$—	$500,000

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended November 30, 2012 and period ended November 30, 2011 was as follows:

	November 30, 2012	November 30, 2011
Distributions paid from:
Ordinary Income	$90,061	$—
Short-term capital gain	$—	$—

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$155,545,283
Gross tax unrealized appreciation	36,459,911
Gross tax unrealized depreciation	(14,226,289)
Net tax unrealized appreciation	22,233,622
Undistributed ordinary income	3,255,659
Undistributed long-term capital gain	62,429
Total distributable earnings	3,318,088
Total accumulated earnings	$25,551,710

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of Passive Foreign Investment Companies held by the Fund and due to the treatment of short-term capital gains as ordinary income for tax purposes.

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The GoodHaven Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the GoodHaven Fund, a series of Professionally Managed Portfolios, as of November 30, 2012 and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period April 8, 2011 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GoodHaven Fund as of November 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 8, 2011 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 18, 2013

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2012 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 – November 30, 2012).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example.  The example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5%

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2012 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2012 –
	June 1, 2012	November 30, 2012	November 30, 2012^
Actual	$1,000	$1,116	$5.82
Hypothetical
(5% annual return
before expenses)	$1,000	$1,020	$5.55

^
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratio for the GoodHaven Fund during that period was 1.10%.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2012, the Board (which is comprised of four persons who are Independent Trustees as defined under the Investment Company Act and one Interested Trustee) considered and approved the continuance of the Advisory Agreement for the GoodHaven Fund, a series of Professionally Managed Portfolios, with GoodHaven Capital Management, LLC (the “Advisor” or “GoodHaven”), for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered GoodHaven’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at GoodHaven that would be involved in the day-to-day activities of the Fund.  The Trustees also considered the resources and compliance structure of GoodHaven, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Fund.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications.

The Board noted that the Fund outperformed its peer group median for the year-to-date time period and underperformed for the six-month time period.  The Board took into consideration the short period of time the Fund has been operational.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board took into consideration any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
Costs of Services Provided and Profits Realized by GoodHaven.  The Trustees noted that the Fund’s advisory fees and net expenses were above its peer median.  The Board also noted that GoodHaven agreed to enter into a Support Services Agreement under which the Advisor would be responsible for paying all of the Fund’s other customary operating expenses.  For its services under the Support Services Agreement, the Advisor would be paid 0.20% as a percentage of average daily net assets.  (The Board noted that the Fund would be responsible for paying any extraordinary Fund expenses.)  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and advisory fee information.

The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and advisory fee information.  The Board took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the fees charged to the Fund were in line with the fees charged by the Advisor to its institutional and separately managed account clients.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that through the Support Services Agreement, the Advisor had contractually agreed to ensure that the Fund’s expenses remained at a stable and consistent level.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees reviewed GoodHaven’s financial information and took into account both the likely direct and indirect benefits to GoodHaven from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
And Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee, PNC
(born 1943)	and	Term;	Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(administrative,
Fund Services, LLC		May 1991.	management and business
2020 E. Financial Way			consulting); formerly,
Suite 100			Executive Vice President
Glendora, CA 91741			and Chief Operating
Officer, Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The Univ. of
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		Virginia Law
2020 E. Financial Way			Vice President), and		School Fdn.
Suite 100			Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager and
Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Formerly President and	1	None.
(born 1938)		Term;	Founder, National Investor
c/o U.S. Bancorp		Since	Data Services, Inc.
Fund Services, LLC		May 1991.	(investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
And Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July	1	Independent
(born 1950)		Term;	2001; formerly, Executive		Trustee, The
c/o U.S. Bancorp		Since	Vice President,		Managers
Fund Services, LLC		May 1991.	Investment Company		Funds;
2020 E. Financial Way			Administration, LLC		Trustee,
Suite 100			(mutual fund		Managers
Glendora, CA 91741			administrator).		AMG Funds,
Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice President,	1	None.
(born 1973)		Term;	and Chief Financial
c/o U.S. Bancorp		Since	Officer (and other
Fund Services, LLC		January	positions), U.S. Bancorp
615 East Michigan St.		2011.	Fund Services, LLC,
Milwaukee, WI 53202	Trustee	Indefinite	since 1997.
Term;
Since
September
2011.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC, since
Fund Services, LLC		November	2006; formerly, Manager,
615 East Michigan St.		2009.	PricewaterhouseCoopers
Milwaukee, WI 53202			LLP (1999-2006).

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
And Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007.
Suite 100
Glendora, CA 91741

Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compli-	Term;	and Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	U.S. Bancorp Fund
Fund Services, LLC	Officer	July 2011.	Services, LLC since
615 East Michigan St.	Anti-	Indefinite	August 2004.
Milwaukee, WI 53202	Money	Term;
	Laun-	Since
	dering	July 2011.
Officer
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

GoodHaven Fund

ADDITIONAL INFORMATION

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended November 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2012, was 100.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 654-6639.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain	Yes	No
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with	No	We don’t share
other financial companies
For our affiliates’ everyday
business purposes—	Yes	No
information about your
transactions and experiences
For our affiliates’ everyday
business purposes—	Yes	No
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does GoodHaven	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does GoodHaven	We collect your personal information, for example, when
Funds collect my	you:
personal information?	• open an account or give us your income
• give us contact information or seek advice about your investments
• tell us about your investments or retirement portfolio
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
855-OK-GOODX (855-654-6639)
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Professionally Managed Portfolios

By (Signature and Title)*                    /s/Eric W. Falkeis, President
Eric W. Falkeis, President

Date     January 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Eric W. Falkeis, President
Eric W. Falkeis, President

Date     January 18, 2013

By (Signature and Title)*                    /s/Patrick J. Rudnick, Treasurer
Patrick J. Rudnick, Treasurer

Date     January 17, 2013

* Print the name and title of each signing officer under his or her signature.